UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2005
                                                           ------------

                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-5735                     57-1001177
         --------                    ------                     ----------
(State or other jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      File Number)            Identification No.)


203 West Main Street, Union, South Carolina                        29379-0886
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:         (864) 427-9000
                                                             -------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
                  ------------

     On May 17, 2005, the Board of Directors of Union Financial Bancshares, Inc. (the "Corporation") approved the repurchase of up to 5% of the Corporation's outstanding common stock, or 95,375 shares. Repurchases, which will be conducted through open market purchases or privately negotiated transactions, will be made from time to time depending on market conditions and other factors. Repurchased shares will be held in treasury and will be available for the Corporation's benefit plans.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               UNION FINANCIAL BANCSHARES, INC.


Dated:    May 19, 2005         By:   /s/ Dwight V. Neese
                                     -------------------
                                         Dwight V. Neese
                                         President and Chief Executive Officer